SECURITIES AND EXCHANGE COMMISSION
Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 31, 2011

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective December 31, 2011, employment agreements between Vectren Corporation and subsidiaries (the Company) and its officers, including its named executive officers, were terminated.  New change in control agreements were executed, and the officers now participate in a severance plan.

 A specimen of the change in control agreement is attached to this filing as Exhibit 10.1.  The specimen agreement differs among the named executive officers only to the extent change in control benefits are provided in the amount of three times base salary and bonus for Mr. Carl L. Chapman and two times base salary and bonus for Messer’s Jerome A. Benkert, Jr., Ronald E. Christian, William S. Doty, and John M. Bohls.  Benefits are payable under the change in control agreements if during the period beginning on a change in control (as defined in the agreement) and ending two years following such change in control, the officer’s employment is terminated for other than cause (as defined in the agreement), death or disability (as defined in the agreement), or the officer shall resign for good reason (as defined in the agreement).

The severance plan is attached as exhibit 10.2.  The severance plan differs among the named executive officers only to the extent as documented in Exhibit C where severance benefits are provided in the amount of two times base salary for Mr. Chapman and one and one half times base salary for Messer’s Benkert, Christian, Doty, and Bohls.  Benefits are payable under the severance plan if the officer’s employment is terminated other than for cause (as defined in the plan), death or disability (as defined in the plan), or the officer shall resign employment for good reason (as defined in the plan).  If an officer is a party to a change in control agreement that provides severance benefits following a change in control, then an officer’s participation in the severance plan will automatically terminate upon the occurrence of such change in control.

The severance plan and change in control agreements are effective December 31, 2011.

Item 9.01  Exhibits

 (d)  Exhibits
 The exhibits listed below are filed herewith.

Exhibit Number	Description

10.1	Vectren Corporation Change in Control Agreement (specimen)
10.2	Vectren Corporation Severance Plan for Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION
January 3, 2012

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller & Assistant Treasurer
INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 1.01:

Exhibit Number	Description

10.1	Vectren Corporation Change in Control Agreement (specimen)
10.2	Vectren Corporation Severance Plan for Executive Officers